Item 12 (b).  Exhibits.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:    USAA MUTUAL FUNDS TRUST
                   S&P 500 Index Fund, Reward Shares
                   S&P 500 Index Fund, Member Shares
                   Total Return Strategy Fund
                   Extended market Index Fund
                   Nasdaq-100 Index Fund

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2006, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  02/27/2007                                  /S/ CHRISTOPHER W. CLAUS
      ------------                                 -------------------------
                                                    Christopher W. Claus
                                                    President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:      USAA MUTUAL FUNDS TRUST
                     S&P 500 Index Fund, Reward Shares
                     S&P 500 Index Fund, Member Shares
                     Total Return Strategy Fund
                     Extended market Index Fund
                     Nasdaq-100 Index Fund

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended December 31, 2006, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  02/26/2007                                   /S/ DEBRA K. DUNN
       ------------                                 --------------------
                                                      Debra K. Dunn
                                                      Treasurer